UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2005

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27887	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

921 E. Alton Avenue, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 9, 2005, Collectors Universe, Inc. issued a press release announcing its financial results for its first quarter of fiscal 2006, which ended on September 30, 2005. A copy of that press release was attached to a previously filed Current Report on Form 8-K dated November 9, 2005.

Following the issuance of that press release and the close of the securities markets on that day, the Company conducted a conference call to discuss its financial results for that quarter. A press release was issued on November 3, 2005 to advise investors of the conference call and to inform them of how they could listen in to the conference via the internet or a toll free phone number. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1 and incorporated into this Current Report by this reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	Transcript of Collectors Universe, Inc. conference call relating to its financial results for the fiscal quarter ended September 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: November 11, 2005	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of Collectors Universe, Inc. conference call relating to its financial results for the fiscal quarter ended September 30, 2005.

E-1